UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2024
PAYCOR HCM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, OH		45212
(Address of principal executive offices)		(Zip Code)
(800) 381-0053
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 17, 2024, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of Paycor HCM, Inc. (the “Company”) approved certain compensation actions in connection with the promotion of Ryan Bergstrom to the newly created position of Chief Product and Technology Officer, effective as of January 22, 2024 (the “Effective Date”). Specifically, in connection with his promotion, the Committee approved an increase in Mr. Bergstrom’s base salary from $385,000 to $400,000, effective as of the Effective Date, and a one-time equity grant, effective as of April 1, 2024 (the “Grant Date”), with a grant date fair value of $700,000, 75% of which will consist of restricted stock units (“RSUs”) and the remaining 25% of which will consist of stock options. Thirty-three percent (33%) of the RSUs will vest on the first anniversary of the Grant Date, with the remainder vesting in eight (8) equal quarterly installments thereafter, and thirty-three percent (33%) of the stock options will vest on the first anniversary of the Grant Date, with the remainder vesting in 24 equal monthly installments thereafter, in each case subject to Mr. Bergstrom’s continued employment through the applicable vesting date. The RSUs and stock options will be granted under the Paycor HCM, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”) and will otherwise be subject to the terms of the 2021 Plan and the terms and conditions set forth in the applicable award agreements, forms of which were filed as Exhibits 10.7 and 10.8 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the Securities and Exchange Commission on August 28, 2023, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

January 23, 2024	By:	/s/ ALICE GEENE
Name: Alice Geene
Title: Chief Legal Officer and Secretary

3